Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas W. Dickson, state and attest that I am the Chairman of the Board, President and Chief Executive Officer of Ruddick Corporation (the "Company"). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•

the Quarterly Report on Form 10-Q of the Company for the quarter ended April 3, 2011 containing financial statements (the "periodic report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•

the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas W. Dickson

Name: Thomas W. Dickson

Title: Chairman of the Board, President and

            Chief Executive Officer

Date: May 12, 2011